Exhibit 99.1

Contact:	Michael R. Kourey, CFO
Polycom, Inc.
925-924-5742
mkourey@polycom.com

POLYCOM REPORTS FOURTH QUARTER EARNINGS

Record Revenues of $156.1M;

Record Operating Cash Flow of $41.5M

PLEASANTON, Calif. – January 25, 2006 – Polycom®, Inc. (NASDAQ: PLCM), the world’s leading provider of unified collaborative communications solutions, today reported its earnings for the fourth quarter ended December 31, 2005.

Fourth quarter 2005 consolidated net revenues were $156.1 million, compared to $146.5 million recorded for the fourth quarter of 2004. Non-GAAP net income in the fourth quarter of 2005 was $21.0 million, or 23 cents per diluted share. This compares to Non-GAAP net income of $22.5 million, or 22 cents per diluted share, for the fourth quarter of 2004. Non-GAAP financial measures exclude acquisition-related costs, purchased in-process research and development costs, amortization and impairment of purchased intangibles, restructuring costs, litigation reserves and payments, gain (loss) on strategic investments, income tax effect of the preceding adjustments, tax charge associated with the repatriation of foreign earnings at a one-time favorable tax rate under the American Jobs Creation Act of 2004, income (loss) from discontinued operations, net of taxes, and gain from sale of discontinued operations, net of taxes. GAAP net income for the fourth quarter of 2005 was $9.3 million, or 10 cents per diluted share, compared to $8.1 million, or 8 cents per diluted share, for the same period last year.

For the year ended December 31, 2005, net revenues were $580.7 million, compared to $540.3 million for the year ended December 31, 2004. Non-GAAP net income for 2005 was $75.5 million, or 78 cents per diluted share, compared to $71.4 million, or 70 cents per diluted share for the comparable period of 2004. GAAP net income for the year ended December 31, 2005 was $62.7 million, or 65 cents per diluted share, compared to GAAP net income of $35.3 million, or 35 cents per diluted share, for the same period last year.

The reconciliation of the GAAP statement of operations amounts to the respective Non-GAAP figures, for the three and twelve months ended December 31, 2005 and 2004, is set forth at the end of this press release.

On a product line basis, consolidated net revenues for the fourth quarter of 2005 were comprised of 53 percent video communications, or $83.1 million; 22 percent network systems, or $33.9 million; and 25 percent voice communications, or $39.1 million. This compares to the fourth quarter of 2004, in which consolidated net revenues were comprised of 53 percent video communications, or $78.0 million; 26 percent network systems, or $37.8 million; and 21 percent voice communications, or $30.7 million.

“In Q4, we began to experience the benefit that voice over IP is bringing to the video communications arena and the collaborative communications space as a whole,” said Robert Hagerty, president and CEO. “Our VoIP product revenues again grew over 100% year over year and our video growth rate jumped—delivering a 10% sequential growth rate in the fourth quarter. This increase in demand is validating our vision for an integrated, IP based collaboration solution. In fact, our customers are adopting this technology at record levels due to the ever increasing need for real-time collaboration across corporate and geographic boundaries. Applications in enterprise, government, education, and healthcare are growing rapidly as converged, remote collaboration is becoming simple and reliable in IP environments.”

Hagerty continued, “2006 is a turning point for our industry. For the first time, IP connectivity is providing customers not just bandwidth, but the mechanism for seamless integration with call management, or PBX functionality, and with presence-based, or instant messaging, communications models. This is why Polycom has been aggressively executing on our strategy of closely partnering with the leading communications providers in the world, such as Alcatel, Avaya, Cisco, IBM, Microsoft, Nortel, and others. Our integrated offering gives customers the best-of-breed solutions for their collaborative communications needs.”

“With our record revenues of $156.1 million and our strong margins, we generated $41.5 million in positive operating cash flow in the fourth quarter,” said Michael Kourey, senior vice president, finance and administration, and CFO. “In concert with our positive operating results, we also achieved record levels of backlog and deferred revenues. During Q4, we purchased $85 million in Polycom stock and exited the quarter with a remaining $119 million authorization under the current share repurchase program.”

About Polycom

Polycom, Inc. is the worldwide leader in unified collaborative communications (UCC) that maximize the efficiency and productivity of people and organizations by integrating the broadest array of video, voice, data and Web solutions to deliver the ultimate communications experience. Polycom’s high quality, standards-based conferencing and collaboration solutions are easy to deploy and manage, as well as intuitive to use. Supported by an open architecture, they integrate seamlessly with leading telephony and presence-based networks. With its market driving technologies, best-in-class products, alliance partnerships, and world-class service, Polycom is the smart choice for organizations seeking proven solutions and a competitive advantage in real-time communications and collaboration. For additional information call 1-800-POLYCOM (765-9266) or +1-408-526-9000, or visit the Polycom website at www.polycom.com.

This release contains forward-looking statements, within the meaning of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995, regarding future events, future demand for our products, and the future performance of the Company, including statements regarding customer adoption rates and the Company’s execution of its partnering strategy. These forward-looking statements are subject to risks and uncertainties that may cause actual results to differ materially, including the impact of competition on our product sales and for our customers and partners, potential fluctuations in results and future growth rates, the market acceptance of Polycom’s products, such as voice and video over IP products, and changing market demands, possible delays in the development, availability and shipment of new products, increasing costs and differing uses of capital, challenges associated with integrating acquired companies, changes in key personnel, and risks associated with changes in general economic conditions. Many of these risks and uncertainties are discussed in the Company’s Quarterly Report on Form 10-Q for the quarter ended September 30, 2005, and in other reports filed by Polycom with the SEC. Polycom disclaims any intent or obligations to update these forward-looking statements.

As has been noted on the Company’s web site since January 12, 2006, Polycom will hold a conference call today, January 25, 2006, at 5:00 p.m. ET/2:00 p.m. PT to discuss its fourth quarter earnings. Robert Hagerty, chairman, president and CEO, and Michael Kourey, chief financial officer, will host the conference. You may participate by viewing the webcast at www.polycom.com or, for callers in the US and Canada, by calling 800-618-9649; and for callers outside of the US and Canada, by calling 415-908-6244, with the pass code being Polycom. A replay of the call will also be available at www.polycom.com or, for callers in the US and Canada, at 800-633-8284; and for callers outside of the US and Canada, at 402-977-9140. The access number for the replay is 21280997. A replay of the call will also be maintained on our website at www.polycom.com under Investor Relations – Archived Conference Calls for twelve months.

Polycom and the Polycom logo are registered trademarks in the U.S. and various countries. All other trademarks are the property of their respective owners. ©2006, Polycom, Inc. All rights reserved.

POLYCOM, INC.

Non-GAAP Condensed Consolidated Statements of Operations

Excluding Acquisition-related costs, Purchased in-process R&D costs, Amortization and impairment of purchased intangibles, Restructuring costs, Litigation reserves and payments, Gain (loss) on strategic investments,

Income tax effect of preceding adjustments, Tax charge associated with the repatriation of foreign earnings at a one-time favorable tax rate under the American Jobs Creation Act of 2004,

Income (loss) from discontinued operations, and Gain from sale of discontinued operations, net of taxes

(In thousands, except per share amounts)

(Unaudited)

	Three Months Ended		Twelve Months Ended
	December 31, 2005	December 31, 2004	December 31, 2005	December 31, 2004
Revenues:
Product revenues	$137,343	$130,987	$511,462	$483,535
Service revenues	18,709	15,523	69,197	56,717

Total revenues	156,052	146,510	580,659	540,252

Cost of revenues:
Cost of product revenues	50,209	43,641	179,837	161,619
Cost of service revenues	10,252	9,605	39,680	37,092

Total cost of revenues	60,461	53,246	219,517	198,711

Gross profit	95,591	93,264	361,142	341,541

Operating expenses:
Sales and marketing	37,131	31,139	142,719	120,699
Research and development	23,760	22,582	91,479	92,076
General and administrative	8,494	10,279	35,631	36,942

Total operating expenses	69,385	64,000	269,829	249,717

Operating income	26,206	29,264	91,313	91,824

Interest income, net	3,346	2,283	12,848	7,279
Other expense, net	(28)	(762)	(5)	(1,330)

Income before provision for income taxes	29,524	30,785	104,156	97,773
Provision for income taxes	8,493	8,311	28,644	26,398

Non-GAAP net income	$21,031	$22,474	$75,512	$71,375

Basic net income per share	$0.23	$0.23	$0.79	$0.72

Diluted net income per share	$0.23	$0.22	$0.78	$0.70

Weighted average shares outstanding for basic net income per share	91,159	98,678	95,691	99,334

Weighted average shares outstanding for diluted net income per share	92,385	101,901	97,014	102,018

Use of Non-GAAP Financial Information

To supplement our consolidated financial statements presented on a GAAP basis, Polycom uses non-GAAP measures of operating results, net income and income per share, which are adjusted to exclude certain costs, expenses, gains and losses we believe appropriate to enhance an overall understanding of our past financial performance and also our prospects for the future. These adjustments to our current period GAAP results are made with the intent of providing both management and investors a more complete understanding of Polycom’s underlying operational results and trends and our marketplace performance. For example, the non-GAAP results are an indication of our baseline performance before gains, losses or other charges that are considered by management to be outside of our core operating results. In addition, these adjusted non-GAAP results are among the primary indicators management uses as a basis for our planning and forecasting of future periods. The presentation of this additional information is not meant to be considered in isolation or as a substitute for net income or diluted net income per share prepared in accordance with generally accepted accounting principles in the United States.

POLYCOM, INC.

Condensed Consolidated Statements of Operations

(In thousands, except per share amounts)

(Unaudited)

	Three Months Ended		Twelve Months Ended
	December 31, 2005	December 31, 2004	December 31, 2005	December 31, 2004
Revenues:
Product revenues	$137,343	$130,987	$511,462	$483,535
Service revenues	18,709	15,523	69,197	56,717

Total revenues	156,052	146,510	580,659	540,252

Cost of revenues:
Cost of product revenues	50,209	43,641	179,837	161,619
Cost of service revenues	10,252	9,605	39,680	37,092

Total cost of revenues	60,461	53,246	219,517	198,711

Gross profit	95,591	93,264	361,142	341,541

Operating expenses:
Sales and marketing	37,131	31,139	142,719	120,699
Research and development	23,760	22,582	91,479	92,076
General and administrative	8,494	10,279	35,631	36,942
Acquisition-related costs	30	66	351	1,394
Purchased in-process research and development	—	—	300	4,600
Amortization and impairment of purchased intangibles	3,585	2,725	8,790	20,521
Restructuring costs	(7)	1,125	633	1,387
Litigation reserves and payments	—	15,905	(93)	20,951

Total operating expenses	72,993	83,821	279,810	298,570

Operating income	22,598	9,443	81,332	42,971

Interest income, net	3,346	2,283	12,848	7,279
Gain (loss) on strategic investments	(1,600)	4	2,908	(12)
Other expense, net	(28)	(762)	(5)	(1,330)

Income from continuing operations before provision for income taxes	24,316	10,968	97,083	48,908
Provision for income taxes	15,051	2,944	34,722	14,332

Income from continuing operations	9,265	8,024	62,361	34,576

Income from discontinued operations, net of taxes	—	—	—	296
Gain from sale of discontinued operations, net of taxes	—	115	384	477

Net income	$9,265	$8,139	$62,745	$35,349

Basic net income per share:
Income per share from continuing operations	$0.10	$0.08	$0.66	$0.36
Income per share from discontinued operations, net	—	—	—	—
Gain per share from sale of discontinued operations, net	—	—	—	—

Basic net income per share	$0.10	$0.08	$0.66	$0.36

Diluted net income per share:
Income per share from continuing operations	$0.10	$0.08	$0.65	$0.35
Income per share from discontinued operations, net	—	—	—	—
Gain per share from sale of discontinued operations, net	—	—	—	—

Diluted net income per share	$0.10	$0.08	$0.65	$0.35

Weighted average shares outstanding for basic net income per share	91,159	98,678	95,691	99,334

Weighted average shares outstanding for diluted net income per share	92,385	101,901	97,014	102,018

POLYCOM, INC.

2005 GAAP to Non-GAAP Reconciliation

(In thousands, except per share amounts)

(Unaudited)

	Three Months Ended December 31, 2005				Twelve Months Ended December 31, 2005
	GAAP	Excluded		Non-GAAP	GAAP	Excluded		Non-GAAP
Revenues:
Product revenues	$137,343	$—		$137,343	$511,462	$—		$511,462
Service revenues	18,709	—		18,709	69,197	—		69,197

Total revenues	156,052	—		156,052	580,659	—		580,659

Cost of revenues:
Cost of product revenues	50,209	—		50,209	179,837	—		179,837
Cost of service revenues	10,252	—		10,252	39,680	—		39,680

Total cost of revenues	60,461	—		60,461	219,517	—		219,517

Gross profit	95,591	—		95,591	361,142	—		361,142

Operating expenses:
Sales and marketing	37,131	—		37,131	142,719	—		142,719
Research and development	23,760	—		23,760	91,479	—		91,479
General and administrative	8,494	—		8,494	35,631	—		35,631
Acquisition-related costs	30	30		—	351	351		—
Purchased in-process research and development	—	—		—	300	300		—
Amortization and impairment of purchased intangibles	3,585	3,585		—	8,790	8,790		—
Restructuring costs	(7)	(7)		—	633	633		—
Litigation reserves and payments	—	—		—	(93)	(93)		—

Total operating expenses	72,993	3,608		69,385	279,810	9,981		269,829

Operating income	22,598	(3,608)		26,206	81,332	(9,981)		91,313

Interest income, net	3,346	—		3,346	12,848	—		12,848
Gain (loss) on strategic investments	(1,600)	(1,600)		—	2,908	2,908		—
Other expense, net	(28)	—		(28)	(5)	—		(5)

Income from continuing operations before provision for income taxes	24,316	(5,208)		29,524	97,083	(7,073)		104,156
Provision for income taxes	15,051	6,558	A	8,493	34,722	6,078	A	28,644

Income from continuing operations	9,265	(11,766)		21,031	62,361	(13,151)		75,512

Income from discontinued operations, net of taxes	—	—		—	—	—		—
Gain from sale of discontinued operations, net of taxes	—	—		—	384	384		—

Net income	$9,265	$(11,766)		$21,031	$62,745	$(12,767)		$75,512

Basic net income per share:
Income per share from continuing operations	$0.10	$(0.13)		$0.23	$0.66	$(0.13)		$0.79
Income per share from discontinued operations, net	—	—		—	—	—		—
Gain per share from sale of discontinued operations, net	—	—		—	—	—		—

Basic net income per share	$0.10	$(0.13)		$0.23	$0.66	$(0.13)		$0.79

Diluted net income per share:
Income per share from continuing operations	$0.10	$(0.13)		$0.23	$0.65	$(0.13)		$0.78
Income per share from discontinued operations, net	—	—		—	—	—		—
Gain per share from sale of discontinued operations, net	—	—		—	—	—		—

Diluted net income per share	$0.10	$(0.13)		$0.23	$0.65	$(0.13)		$0.78

Weighted average shares outstanding for basic net income per share	91,159			91,159	95,691			95,691

Weighted average shares outstanding for diluted net income per share	92,385			92,385	97,014			97,014

Note A:	Non-GAAP Provision for Income Taxes excludes $7.5 million related to a distribution of cash from our foreign subsidiaries of $137.5 million, of which $118.1 million is deemed an extraordinary dividend. The resultant tax reflects the one-time favorable tax rates pursuant to the American Jobs Creation Act of 2004.

POLYCOM, INC.

2004 GAAP to Non-GAAP Reconciliation

(In thousands, except per share amounts)

(Unaudited)

	Three Months Ended December 31, 2004			Twelve Months Ended December 31, 2004
	GAAP	Excluded	Non-GAAP	GAAP	Excluded	Non-GAAP
Revenues:
Product revenues	$130,987	$—	$130,987	$483,535	$—	$483,535
Service revenues	15,523	—	15,523	56,717	—	56,717

Total revenues	146,510	—	146,510	540,252	—	540,252

Cost of revenues:
Cost of product revenues	43,641	—	43,641	161,619	—	161,619
Cost of service revenues	9,605	—	9,605	37,092	—	37,092

Total cost of revenues	53,246	—	53,246	198,711	—	198,711

Gross profit	93,264	—	93,264	341,541	—	341,541

Operating expenses:
Sales and marketing	31,139	—	31,139	120,699	—	120,699
Research and development	22,582	—	22,582	92,076	—	92,076
General and administrative	10,279	—	10,279	36,942	—	36,942
Acquisition-related costs	66	66	—	1,394	1,394	—
Purchased in-process research and development	—	—	—	4,600	4,600	—
Amortization of purchased intangibles	2,725	2,725	—	20,521	20,521	—
Restructuring costs	1,125	1,125	—	1,387	1,387	—
Litigation reserves and payments	15,905	15,905	—	20,951	20,951	—

Total operating expenses	83,821	19,821	64,000	298,570	48,853	249,717

Operating income	9,443	(19,821)	29,264	42,971	(48,853)	91,824

Interest income, net	2,283	—	2,283	7,279	—	7,279
Gain (loss) on strategic investments	4	4	—	(12)	(12)	—
Other expense, net	(762)	—	(762)	(1,330)	—	(1,330)

Income from continuing operations before provision for income taxes	10,968	(19,817)	30,785	48,908	(48,865)	97,773
Provision for income taxes	2,944	(5,367)	8,311	14,332	(12,066)	26,398

Income from continuing operations	8,024	(14,450)	22,474	34,576	(36,799)	71,375

Income from discontinued operations, net of taxes	—	—	—	296	296	—
Gain from sale of discontinued operations, net of taxes	115	115	—	477	477	—

Net income	$8,139	$(14,335)	$22,474	$35,349	$(36,026)	$71,375

Basic net income per share:
Income per share from continuing operations	$0.08	$(0.15)	$0.23	$0.36	$(0.36)	$0.72
Income per share from discontinued operations, net	—	—	—	—	—	—
Gain per share from sale of discontinued operations, net	—	—	—	—	—	—

Basic net income per share	$0.08	$(0.15)	$0.23	$0.36	$(0.36)	$0.72

Diluted net income per share:
Income per share from continuing operations	$0.08	$(0.14)	$0.22	$0.35	$(0.35)	$0.70
Income per share from discontinued operations, net	—	—	—	—	—	—
Gain per share from sale of discontinued operations, net	—	—	—	—	—	—

Diluted net income per share	$0.08	$(0.14)	$0.22	$0.35	$(0.35)	$0.70

Weighted average shares outstanding for basic net income per share	98,678		98,678	99,334		99,334

Weighted average shares outstanding for diluted net income per share	101,901		101,901	102,018		102,018

POLYCOM, INC.

Condensed Consolidated Balance Sheets

(In thousands)

(Unaudited)

	December 31, 2005	December 31, 2004
ASSETS
Current assets
Cash and cash equivalents	$189,271	$96,331
Short-term investments	88,191	118,009
Trade receivables, net	69,419	62,535
Inventories	45,782	27,804
Deferred taxes	31,407	20,879
Prepaid expenses and other current assets	13,668	19,898

Total current assets	437,738	345,456

Property and equipment, net	35,293	37,544
Long-term investments	182,942	320,907
Goodwill	359,071	352,572
Purchased intangibles, net	20,332	26,915
Deferred taxes	17,070	49,060
Other assets	18,954	22,187

Total assets	$1,071,400	$1,154,641

LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities
Accounts payable	$46,882	$45,682
Accrued payroll and related liabilities	13,092	18,852
Taxes payable	60,784	52,665
Deferred revenue	37,908	26,889
Other accrued liabilities	32,832	30,065

Total current liabilities	191,498	174,153

Long-term deferred revenue	12,915	5,238
Other long-term liabilities	10,118	10,636

Total liabilities	214,531	190,027

Stockholders’ equity	856,869	964,614

Total liabilities and stockholders’ equity	$1,071,400	$1,154,641

POLYCOM, INC.

Condensed Consolidated Statements of Cash Flows

(In thousands)

(Unaudited)

	Twelve Months Ended
	December 31, 2005	December 31, 2004
Cash flows from operating activities:
Net income	$62,745	$35,349
Adjustments to reconcile net income to net cash provided by operating activities:
Gain from sale of discontinued operations, net of taxes	(384)	(477)
Depreciation and amortization	20,720	19,971
Amortization and impairment of purchased intangibles	8,790	20,521
Provision for (benefit from) doubtful accounts	—	(210)
Provision for (benefit from) excess and obsolete inventories	(731)	(202)
Tax benefit from exercise of stock options	1,408	6,530
(Gain) Loss on strategic investments	(2,908)	12
Amortization of unearned stock-based compensation	35	214
Purchase of in-process research and development	300	4,600
Loss on disposals of property and equipment	367	513

Changes in assets and liabilities, net of the effect of acquisitions:
Trade receivables	(6,447)	(17,297)
Inventories	(16,290)	614
Deferred taxes	20,916	423
Prepaid expenses and other assets	6,341	(2,837)
Accounts payable	209	8,324
Taxes payable	7,899	2,257
Other accrued liabilities	14,414	1,272

Net cash provided by operating activities	117,384	79,577

Cash flows from investing activities:
Purchase of property and equipment	(16,758)	(19,285)
Purchases of investments	(458,806)	(561,755)
Proceeds from sale and maturity of investments	631,673	556,453
Proceeds from sale of discontinued operations	604	751
Net cash paid in purchase acquisitions	(8,648)	(94,993)

Net cash provided by (used in) investing activities	148,065	(118,829)

Cash flows from financing activities:
Proceeds from issuance of common stock under employee option and stock purchase plans	11,458	33,816
Repurchase of common stock	(183,967)	(52,545)

Net cash used in financing activities	(172,509)	(18,729)

Net increase (decrease) in cash and cash equivalents	92,940	(57,981)
Cash and cash equivalents, beginning of period	96,331	154,312

Cash and cash equivalents, end of period	$189,271	$96,331